EXHIBIT 13
POWERS OF ATTORNEY

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933
File
Separate Account Name	Product Name	Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity — B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity — G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity — I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity — J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity — K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity — O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2009.

/s/ Brenda K. Clancy
Brenda K. Clancy
Director and President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President, Secretary and General Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933
File
Separate Account Name	Product Name	Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity — B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity — G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity — I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity — J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity — K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity — O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2009.

/s/ Craig D. Vermie
Craig D. Vermie
Director, Senior Vice President, Secretary and General Counsel

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933
File
Separate Account Name	Product Name	Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity — B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity — G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity — I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity — J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity — K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity — O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2009.

/s/ Arthur C. Schneider
Arthur C. Schneider
Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate Controller of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933
File
Separate Account Name	Product Name	Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity — B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity — G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity — I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity — J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity — K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity — O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2009.

/s/ Eric J. Martin
Eric J. Martin
Vice President and Corporate Controller

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933
File
Separate Account Name	Product Name	Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity — B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity — G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity — I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity — J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity — K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity — O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2009.

/s/ M. Craig Fowler
M. Craig Fowler
Vice President and Treasurer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933
File
Separate Account Name	Product Name	Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity — B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity — G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity — I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity — J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity — K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity — O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2009.

/s/ Kenneth Kilbane
Kenneth Kilbane
Director and Chairman of the Board

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Executive Officer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933
File
Separate Account Name	Product Name	Number
Separate Account VA B	Transamerica Landmark Variable Annuity	033-33085
Separate Account VA B	Transamerica Freedom Variable Annuity	033-56908
Separate Account VA C	Transamerica Extra Variable Annuity	333-83957
Separate Account VA Q	Flexible Premium Variable Annuity — B	333-110049
Separate Account VA W	Flexible Premium Variable Annuity — G	333-116562
Separate Account VA X	Flexible Premium Variable Annuity — I	333-125817
Separate Account VA Y	Flexible Premium Variable Annuity — J	333-131987
Separate Account VA Z	Flexible Premium Variable Annuity — K	333-142762
Separate Account VA EE	Flexible Premium Variable Annuity — O	333-149336
Separate Account VA-2L	Dreyfus/Transamerica Triple Advantage® Variable Annuity	333-153773
Separate Account VA FF	SecurePath for Life Product
     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2009.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chief Executive Officer